Other expenses	12 Months Ended
Dec. 31, 2018
Other Expense [Abstract]
Disclosure of additional information [text block]

7 Other expenses

Auditor's remuneration
	Full year
(in USD million, excluding VAT)	2018	2017	2016

Audit fee	7.1	6.1	6.5
Audit related fee	1.0	0.9	1.0
Tax fee	0.0	0.0	0.1
Other service fee	0.0	0.0	0.0

Total	8.1	7.0	7.5

In addition to the figures in the table above, the audit fees and audit related fees related to Equinor operated licences amount to USD 0.9 million, USD 0.8 million and USD 0.8 million for 2018, 2017 and 2016, respectively.

Research and development expenditures

Research and development (R&D) expenditures were USD 315 million, USD 307 million and USD 298 million in 2018, 2017 and 2016, respectively. R&D expenditures are partly financed by partners of Equinor operated licences. Equinor's share of the expenditures has been recognised as expense in the Consolidated statement of income.